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                                 EXHIBIT 10.2

                               PROMISSORY NOTE

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                                PROMISSORY NOTE

U.S.$375,000.00                                         Chicago, Illinois U.S.A.

                                                              September 30, 1999

Amount; Interest Rate

                  FOR VALUE RECEIVED, the undersigned, Thoroughbred Interests, Inc., a Nevada corporation with its principal offices at 8702 Twin Ridge Court, Louisville, Kentucky 40242, promises to pay to the order of The Augustine Fund, L.P., an Illinois Limited Partnership ("Augustine"), with offices at 141 West Jackson Street, Suite 2182, Chicago, Illinois 60604 the principal sum of Three Hundred Seventy-Five Thousand and no/100 United States dollars (U.S.$375,000.00). Interest shall not accrue on the said principal sum except as stated below.

Payment Schedule

                  The principal amount of this note shall be payable on or before the date which is one hundred eighty (180) days from the date of this note (the "Due Date"). Augustine shall have the right, but not the obligation, in its sole discretion, at any time after the date hereof, to convert all or any portion of the principal amount due under this note (i.e., $375,000.00) into "Units" (as defined in that Offering Circular Under Regulation A issued by the undersigned as of July 27, 1999 (the "Offering Circular"), which Offering Circular is incorporated herein by reference), at the price stated for the Units in the Offering Circular. Thus, Augustine may, in its sole discretion, receive up to 375 Units. Any such conversion shall reduce the principal amount due hereunder in the amount of $1,000.00 per Unit received by Augustine.

                  From and after the Due Date until the principal amount of this note is paid in full, in addition to the above, interest shall be paid in cash, in the amount of eighteen percent (18%) per annum. All accrued interest (if any) under this note shall be payable with the first repayment of principal.

Default

                  If any of the following events shall occur, the outstanding principal balance of this note together with accrued interest thereon shall, on demand by the holder of this note, be due and payable: any amount owing under this note is not paid when due; a default under any other provision of this note or under any guarantee or other agreement providing security for the payment of this note; a breach of any representation or warranty under this note or under any such guarantee or other agreement; the liquidation, dissolution, death or incompetency of the undersigned or any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this

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                  note; the sale of a material portion of the business and
                  assets of the undersigned or any corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the filing of a petition under any bankruptcy, insolvency or similar law by the undersigned or by any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the making of any assignment for the benefit of creditors by the undersigned or by any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note; the filing of a petition under any bankruptcy, insolvency or similar law against the undersigned or against any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note and such petition not being dismissed within a period of thirty (30) days of the filing.

Default Interest

                  Except as otherwise stated herein, the outstanding balance of any amount owing under this note which is not paid when due shall bear interest at the maximum rate permitted by law.

Usury Clause

                  Notwithstanding any other provision of this note, interest under this note shall not exceed the maximum rate permitted by law; and if any amount is paid under this note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this note. If at any time the interest rate under this note would, but for the provision of the preceding sentence, exceed the maximum rate permitted by law, then the outstanding principal balance of this note shall, on demand by the holder of this note, become and be due and payable. The parties acknowledge that this is a commercial loan, made for bona fide business purposes.

Where to Make Payments

                  All payments of principal and interest shall be made in lawful currency of the United States of America in immediately available funds before 5:00 p.m. New York time on the due date thereof at the offices of Augustine as stated in the first paragraph of this instrument, or in such other manner or at such other place as the holder of this note designates in writing.

Tax Gross Up

                  All payments under this note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any


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                  nature now or hereafter imposed. Should any such payment be subject to any tax, the undersigned shall pay to the holder of this note such additional amounts as may be necessary to enable the holder to receive a net amount equal to the full amount payable hereunder. As used in this paragraph, the term "tax" means any tax, levy, impost, duty, charge, fee, deduction, withholding, turnover tax, stamp tax and any restriction or condition resulting in a charge imposed in any jurisdiction upon the payment or receipt of any amount under this note other than taxes on the overall net income of the holder under the laws of Illinois and of the United States of America.

Expenses

                  The undersigned agrees to pay on demand (i) all expenses (including, without limitation, legal fees and disbursements) incurred in connection with the negotiation and preparation of this note and any documents in connection with this notes, and
                  (ii) all expenses of collecting and enforcing this note and any guarantee or collateral securing this note, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

Governing Law; Agent for Service of Process

                  This note and the obligations of the undersigned shall be governed by and construed in accordance with the law of the State of Illinois, U.S.A. For purposes of any proceeding involving this note or any of the obligations of the undersigned, the undersigned hereby submits to the non-exclusive jurisdiction of the courts of the State of Illinois and of the United States having jursidiction in the County of Cook, State of Illinois, and agrees not to raise and waives any objection to or defense based upon the venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this note or with respect to any of its obligations in any other court unless such courts of the State of Illinois and of the United States determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving this note or any of the obligations of the undersigned, the undersigned hereby irrevocably appoints H. Glenn Bagwell, Jr., Esq., with offices at 3005 Anderson Drive, Suite 204, Raleigh, NC 27609 (the "Escrow Agent"), its agent to receive service of process for it and on its behalf.

Waiver of Presentment, Etc.

                  The undersigned waives presentment for payment, demand, protest and notice of protest and of non-payment.

Delay; Waiver


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                  The failure or delay by the holder of this note in exercising any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance. The holder of this note may not waive any of its rights except by an instrument in writing signed by the holder.

Prepayment

                  The undersigned may prepay all or any portion of the principal of this note at any time and from time to time without premium or penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued by unpaid interest on the amount prepaid to the date of prepayment.

Amendment

                  This note may not be amended without the written approval of the holder.

Agreement; Guarantee

                  As additional security for the undertakings of the parties hereto, and as a material portion of the consideration for Augustine to make the loan evidenced by this note, Mr. James
                  D. Tilton has executed of even date herewith the Stock Escrow Agreement attached hereto as Exhibit A (the "Escrow Agreement"), the Pledge and Security Agreement attached hereto as Exhibit B, and the Guaranty Agreement attached hereto as Exhibit C. Such documents are incorporated herein by reference.

                              Maker:

                              THOROUGHBRED INTEREST, INC.


                              By:    /s/ James D. Tilton, Jr.
                                 -----------------------------------------------
                                   (Duly Authorized Officer or Director)


       Accepted by:           The Augustine Fund, L.P.

                              By: Augustine Capital Management, Inc., its
                                  General Partner


                              By:    /s/ Thomas F. Augustine
                                 -----------------------------------------------
                                   (Duly Authorized Member)


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                                   EXHIBIT C

                               GUARANTY AGREEMENT

      For and in consideration of The Augustine Fund, L.P. ("Augustine"), making a loan in the amount of $300,000.00 to Thoroughbred Interests, Inc., a Nevada corporation (the "Company"), such loan evidenced by that promissory note dated as of September 30, 1999 (the "Note") to which this Guaranty Agreement is attached and made a part thereof, and for other good and valuable considerations, the receipt and sufficiency of which are acknowledged, the undersigned Guarantor(s), being one or more Officers and/or major Shareholders of the Company (collectively, the "Guarantor"), fully and completely guarantee the full and timely performance by the Company of all terms and provisions of the Note (including also any Addenda or Exhibits thereto, including without limitation the repayment to Augustine within 180 days after the date of the Note of the sum of $375,000.00, and including reasonable attorney fees and expenses; and said Guarantor does hereby further guarantee and agree to promptly and fully pay to Augustine all charges and damages that might arise and be the responsibility of the Company under the terms and provisions of the Note (including also any Addenda or Exhibits thereto), with it being the intent of said Guarantor (and each of them, jointly and severally) to fully guarantee and protect Augustine as to any and all matters that are or might become the responsibility of the Company under the Note (including also any Addenda or Exhibits thereto), including any additional term or modification of the Note by the parties thereto, and including all expenses and attorney fees incurred by Augustine as to the Company and as to enforcement of this Guaranty Agreement.

      This Guaranty Agreement and the obligations of the Guarantor is deemed made in, and shall be governed by and construed in accordance with the law of the State of Illinois, U.S.A. For purposes of any legal proceeding involving this Guaranty Agreement or any of the obligations of the Guarantor, the Guarantor (and each of them) hereby submits to the non-exclusive jurisdiction of the courts of the State of Illinois and of the United States having jurisdiction in the County of Cook, State of Illinois, and agrees not to raise and waives any objection to or defense based upon the improper venue of any such court, lack of or improper jurisdiction (whether subject matter or personal jurisdiction) or based upon forum non conveniens.

      IN WITNESS WHEREOF, said Guarantor, and each of them jointly and severally have hereto set their respective hands and seals, as the date of execution of the Note.


                                   /s/ James D. Tilton           (SEAL)
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                                   Mr. James D. Tilton


                                                                 (SEAL)
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